                                                                      [LOGO]SAGE

                                    [PICTURE]

                           Sage Life Investment Trust

                             2002 SEMI ANNUAL REPORT

                                  JUNE 30, 2002

                                                                      [LOGO]SAGE

Dear Contract Owner:

Enclosed is our Semi-Annual Report for the Sage LIfe Investment Trust (the "Trust") covering the six-months ended June 30, 2002.

The Report provides you with important details regarding the Trust portfolios, including a market review, financial highlights, an investment overview, a listing of portfolio holdings and our outlook for each fund.

The Trust is comprised of the following four funds:
  .  S&P 500 Equity Index Fund
  .  NASDAQ-100 Index Fund
  .  All-Cap Growth Fund
  .  Money Market Fund

Given the current turbulent nature of the markets, I encourage you to use this as an opportunity to meet with your financial advisor. You can review and revisit your investment needs, as well as the many new and exciting innovations at Sage to help you achieve your long-term financial goals.

We are devoted to the continuous delivery of forward-thinking, competitive products and investment options for our clients.

Thank you for choosing to invest with us.

Yours sincerely,


Robin L. Marsden
President and Chief Executive Officer

                               TABLE OF CONTENTS

                           Sage Life Investment Trust

                                                                              Page
                                                                              ----
Portfolio Manager Reports ...................................................    3
Schedules of Investments ....................................................   11
Statements of Assets and Liabilities ........................................   23
Statements of Operations ....................................................   24
Statements of Changes in Net Assets .........................................   25
Financial Highlights ........................................................   26
Notes to Financial Statements ...............................................   28

The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original price.

                           Sage Life Investment Trust
                           S&P 500 Equity Index Fund
                   Subadvised by SSgA Funds Management, Inc.

Performance Summary

The S&P 500 Index (the "Index") closed the quarter and the year to date down over 13%. April and June saw the biggest declines with losses of 6.1% and 7.1% respectively. On April 2nd the Index closed down 1% erasing the first quarter gain and the Index never saw a positive year to date return again. In the last week of June, the Index tested the September 2001 low and came within 10 points of the September 21, 2001 bottom. Volatility increased in May and June as the average daily price change was 1.40% and 1.35%, above historical averages of 1.0%. Large caps continued their weakness as compared to mid and small caps, as the S&P MidCap 400 and the Russell 2000 Indices beat the Index by 9 to 10% year to date.

Value continued to dominate Growth as the S&P 500/BARRA Value Index outperformed the S&P 500/BARRA Growth Index by 5.6% this quarter and widened the spread to 7.4% for the year to date. The Value Index's significantly lower exposure to Technology and Health Care and investor's preference for Health Care Providers - most of Value's Health Care weight - helped performance.

All ten sectors had negative returns for the quarter with Materials, Energy and Consumer Staples showing the smallest losses. For the year, the three sectors are the only positive contributors. The Materials sector saw some outperformance relative to the Index as anticipation of an economic recovery helped the cyclical sector. Technology and Telecom continued their downward trend and were the hardest hit sectors. Technology and Health Care were the largest negative contributors to the Index's return for the quarter and year to date.

Once again in the second quarter, the largest stocks were the hardest hit, with Intel, GE, Citigroup and IBM the largest negative contributors taking away 2.58% from the Index's return. Year to date the much publicized Tyco and WorldCom were the third and ninth largest detractors of the Index, accounting for losses of 0.80% and 0.36%, respectively. On May 14, 2002 the S&P Index Committee removed WorldCom from the Index due to `Lack of Representation'.

The Sage S&P 500 Equity Index Fund dropped 13.45% for the second quarter of 2002 and 14.32% for the year. The Index dropped 13.40% for the quarter and 13.16% for the year.

                        See Notes to Financial Statements

                           Sage Life Investment Trust
                Illustration of an Assumed Investment of $10,000

The graph below compares the change in value of a $10,000 investment in the Sage S&P 500 Equity Index Fund with the performance of the S&P 500(R) Composite Stock Price Index. The graph assumes that distributions are reinvested.

                        Sage S & P 500 Equity Index Fund
                            Total Return Performance

                                    [GRAPH]                      S & P 500(R)
                                                               Composite Stock
                        Sage S & P 500 Eqity Index Fund          Price Index
                       Feb-19-99                10,000.00         10,000.00
                          Mar-99                10,350.00         10,380.73
                          Jun-99                11,070.00         11,077.48
                          Sep-99                10,340.00         10,351.20
                          Dec-99                11,872.00         11,856.54
                          Mar-00                12,195.00         12,093.22
                          Jun-00                11,801.00         11,738.31
                          Sep-00                11,690.00         11,592.33
                          Dec-00                10,826.00         10,890.82
                          Mar-01                 9,532.00          9,363.62
                          Jun-01                10,068.00         10,165.00
                          Sep-01                 8,601.00          8,400.00
                          Dec-01                 9,502.00          9,603.00
                          Mar-02                 9,411.00          9,259.19
                          Jun-02                 8,146.00          8,380.00

Past performance does not guarantee future results.

Average Annual Total Return for the Periods ended June 30, 2002

                                        Six Months Ended June 30, 2002    Since Inception *
Sage S & P 500 Equity Index Fund                   -14.32%                     -5.93%
S & P 500(R) Composite Stock Price Index           -13.16%                     -5.12%

 *  Inception date February 19, 1999

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specific periods had certain fees and expenses not been waived by the Fund.

"Standard & Poor's (R)," "S & P(R)," "Standard and Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Sage. S & P does not sponsor, endorse, sell or promote the Fund and S&P makes no representation regarding the advisability of investing in the Fund.

                        See Notes to Financial Statements

                           Sage Life Investment Trust
                               Money Market Fund
                     Subadvised by Conning Asset Management

Though confidence has slipped somewhat, the economic recovery is continuing at a moderate pace. In June, the Conference Board's Consumer Confidence Index fell to 106, from 110 in April, and this was reflected in consumer spending, which was unchanged in inflation-adjusted terms. Though consumers appear to be taking a break from their usual frenetic spending habits, other sectors of the economy are performing well. Housing starts, for example, were up a robust 12% in May, compared to April, while permits rose 2.6%. Industrial production rose a modest 0.2%, while orders for durable goods climbed 0.6%. For June, the Purchasing Manager's manufacturing index rose slightly to 56.2, well above the threshold of 50 that signifies growth. The data for May and June confirm that a modest recovery is underway.

Real Gross Domestic Product (GDP) is expected to rise 2.6% this year and 3.5% next year. Inflation will be moderate at 2.3% for the all-items Consumer Price Index (CPI) and 2.0% for core inflation, which excludes food and energy prices. With this economic scenario, the Federal Reserve Board will be raising interest rates late this year or early 2003.

Consumer confidence has fallen recently, but remains high. One year after the end of the last recession, in March 1992, the Conference Board's Consumer Confidence Index was at 56.5. That year, real GDP grew by 3.1%, partially fueled by 2.9% real growth in consumer spending. Last month, the index was far higher, at 106.4. This suggests that consumer spending will continue to sustain the current expansion.

People have started saving more. For the first five months of the year, the savings rate has averaged 2.9%. Though anemic by historical standards, this marks improvement from average savings rates of 1.0% in 2000 and 1.6% in 2001.

Despite this rebound in saving, consumers are not on the brink of a major reduction in spending, for a number of reasons. First, though confidence has fallen recently, it is still at a high level. Second, income growth continues to be robust, providing consumers with the means to continue spending. Finally, households that have recently bought a new or existing home tend to spend quite a bit on the home -- furniture, appliances, landscaping, etc. -- in the first couple of years after this major purchase.

The all-items consumer price index (CPI) is expected to increase by 2.3% this year (2002 fourth quarter over 2001 fourth quarter) compared to 1.9% last year, based on year-end oil prices of $25 to $28 per barrel, up from $19 per barrel a year earlier. Core inflation, which excludes food and energy prices, will slow to 2.0% this year, compared to 2.7% last year, primarily due to moderating wage gains.

Though the yield on the 10-year Treasury note continues to fall, several economic fundamentals support a rebound in yields. The recovery is gaining strength, the Federal Reserve Board's next move will almost certainly be a rate increase, and the federal deficit is increasing the supply of bills and notes. However, as long as accounting scandals and the weak equity market dominate the news, government paper will be in high demand. Hence, the yield on the 10-year Treasury note will be between 4.6% and 5.1% for a few more months. By year-end, as the strength of the recovery grows more apparent and news of accounting problems abate, the trading range for the 10-year note will likely rise to 5.1-5.6%.

The Federal Reserve Board is unlikely to raise interest rates before September's Federal Open Market Committee meeting. If growth does not accelerate soon, the Federal Reserve Board's first interest rate hike could be postponed until later in the year or even into 2003. On the expectation that growth will accelerate in the second half of the year, we project the Federal Reserve Board will raise the federal funds rate by 0.25% three times this year, in the fourth quarter, to 2.5% by year-end. Next year, the Fed will aggressively raise the funds rate to 4.5% by year-end.

                    -----------------------------------------------------------------------------------
                                             Yields on Benchmark Treasuries
                    -----------------------------------------------------------------------------------
                     Maturity      9/30/01   12/31/01      3/28/02     4/30/02     5/31/02     6/28/02
                      1-Year       2.47%     2.15%         2.70%       2.26%       2.34%       2.06%
                      5-Year       3.80      4.30          4.84        4.41        4.23        4.06
                     10-Year       4.59      5.05          5.40        5.09        5.04        4.83
                    -----------------------------------------------------------------------------------
                     30-Year       5.42      5.47          5.80        5.59        5.61        5.52
                    -----------------------------------------------------------------------------------

                       See Notes to Financial Statements

Net assets for the Sage Money Market Fund ending 6/30/02 totaled $11.4 million, $1.3 million higher than the net assets reported on 3/31/02 of $10.1 million. The composition of the fund continues to remain well diversified with the majority of the fund concentrated in commercial paper and discount notes. At 6/30/02 the weighted average maturity of the portfolio increased to 31days from the 3/31/02 average of 24 days. The fund outperformed the IBC money market index for each of the three months during the quarter.

              30 Day Relative Yield
                June 00 - June 02

                     [CHART]

             Sage Money Market fund
             30 Day Yield Comparison

            Month      Sage       IBC
             Jun-00     5.98       5.81      Sage = Sage MM Fund
             Jul-00     6.09       5.90      IBC = IBC First Tier Retail Index
             Aug-00     5.99       5.92
             Sep-00     6.00       5.90      *February 19, 1999 inception date
             0ct-00     5.97       5.90       for Sage Money Market Fund
             Nov-00     5.99       5.90
             Dec-00     6.02       5.90
             Jan-01     5.73       5.67
             Feb-01     5.05       5.13
             Mar-01     4.60       4.80
             Apr-01     4.35       4.38
             May-01     3.67       3.91
             Jun-01     3.33       3.54
             Jul-01     3.27       3.26
             Aug-01     3.12       3.05
             Sep-01     2.82       2.77
             Oct-01     1.94       2.24
             Nov-01     1.53       1.82
             Dec-01     1.27       1.54
             Jan-02     1.16       1.35
             Feb-02     1.18       1.24
             Mar-02     1.20       1.20
             Apr-02     1.21       1.20
             May-02     1.18       1.17
             Jun-02     1.18       1.15












                        See Notes to Financial Statements

                           Sage Life Investment Trust
                             Nasdaq-100 Index Fund
                   Subadvised by SSgA Funds Management, Inc.

The Sage Nasdaq-100 Index Fund (the "Fund") seeks to replicate the total return of the NASDAQ 100 Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, before expenses, by investing in a portfolio of stocks to replicate the Index.

As has been the case with the S&P 500 Index, volatility continues to be the story for the first half of 2002. In fact both quarters for the Index have seen negative returns and March was the only month during the first half of 2002 which reported positive performance (6.84%). In general economic worries as well as fears about terrorism have fueled the yearlong slide in the equity market values. More recently concerns over the multiple scandals involving corporate malfeasance has resulted in additional downward pressure on the markets.

Information Technology, Health Care, and Consumer Discrectionary sectors, which combined represent 90% of the Index, were most responsible for the Index's decline during the quarter. However, Information Technology, which alone represents nearly 66% of the Index, was the largest single contributor to the Fund's negative performance. For the quarter, the top three positive contributors to return in the Index were Intuit (29.61%), Bed Bath & Beyond (11.82%), and eBay (8.79%). For the same period, the largest movers to the downside in the Index were Intel (-39.88%), Siebel Systems (-56.39%), and QualComm (-26.97%).


WorldCom Group, which has been in the headlines during the past twelve months for accounting issues, had the second largest absolute negative return of 87.7%. However, Worldcom which was removed from the Fund and Index on July 2, 2002, accounted for only -0.54 % of the Fund's negative performance during the second quarter. Additionally, Imclone and Tyco have been in the news in recent months for corporate governance issues. Imclone, which had an absolute negative return of 64.7%, accounted for 0.10% of the Fund's negative performance during the second quarter. WorldCom and Imclone did not have the largest impact to the Fund's large negative return because of their relative low weight in the index. Tyco is not a constituent in the NASDAQ 100.

The Fund dropped 27.76% for the second quarter of 2002 and 33.26% for the year. The Index dropped 27.62% for the quarter and 33.31% for the year. A year-to-date tracking error in the Fund (+.01%) can be mostly attributed to cash flows compared to the relatively small size of the Fund.

                       See Notes to Financial Statements

                           Sage Life Investment Trust
                Illustration of an Assumed Investment of $10,000

The graph below compares the change in value of a $10,000 investment in the Sage Nasdaq-100 Index Fund with the performance of the Nasdaq-100(R) Stock Index.
The graph assumes that distributions are reinvested.

                           Sage Nasdaq-100 Index Fund
                            Total Return Performance

                                    [GRAPH]
                                                                Nasdaq-100(R)
                              Sage Nasdaq-100 Fund               Stock Index
                           Sep-18-00           10,000.00          10,000.00
                              Sep-00            9,850.00           9,958.42
                              Dec-00            6,540.00           6,530.99
                              Mar-01            4,410.00           4,387.79
                              Jun-01            5,100.00           5,104.39
                              Sep-01            3,257.00           3,258.58
                              Dec-01            4,388.00           4,398.39
                              Mar-02            4,050.00           4,051.88
                              Jun-02            2,930.00           2,932.38

Past performance does not guarantee future results.

Average Annual Total Return for the Periods ended June 30, 2002

                                       Six Months Ended June 30, 2002    Since Inception *
Sage Nasdaq-100 Fund                              -33.26%                     -49.81%
Nasdaq-100(R) Stock Index                         -33.31%                     -49.79%

 * Inception date September 18, 2000

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

The Nasdaq-100 (R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and are licensed for use by Sage Advisors, Inc. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

                        See Notes to Financial Statements

                           Sage Life Investment Trust
                              All-Cap Growth Fund
                   Subadvised by Eagle Asset Management, Inc.

Performance Summary

Although managers never like to report negative returns, the Sage All-Cap Growth Fund (the "Fund") continues to outperform its benchmark during a very difficult environment for the growth style of investing. During the first half of 2002, the Fund was down 16.87% while its benchmark, the Russell 3000 Growth Index, was down 20.84%.

Market Overview
The U.S. equity markets continued to struggle as virtually every major sector was down during the first six months of the year. Prompted by increasing global turmoil and dramatic examples of corporate fraud, investors remain skeptical of any strength in corporate earnings or the economy. At its late June meeting, the Federal Reserve decided to leave the federal funds rate unchanged at 1.75% indicating that the risks to the U.S. economy were evenly balanced between economic weakness and inflation.

The dollar continued to weaken against both the euro and the Japanese yen. If the dollar continues to depreciate, we could begin to feel some inflationary pressures due to higher priced imports and foreign investors may increasingly look outside the U.S. for investment opportunities. In the near term, however, a weaker dollar should help the export businesses of many U.S. corporations.

Fund Review
Losses during the period were found across virtually every major sector, as the financial services, healthcare and technology sectors all posted negative returns. The consumer/retail sector was the Fund's only bright spot with its relatively flat performance.

Consumer/retail stocks remained relatively strong during the first half of 2002 as these businesses are seeing growth with little signs of inflation. Cintas, Royal Caribbean and Anheuser-Busch each were positive. Clear Channel, Home Depot and Wal-Mart ended lower, while Carnival and Lowe's were flat.

Financial service stocks leveraged to the consumer, i.e. American Express, finished up slightly, but such gains were more than offset by losses in Citigroup and Goldman Sachs. The negative sentiment in healthcare stocks remained unchanged as investors wait for more pipeline visibility at the major pharmaceutical companies. Bristol-Myers, Merck, Pfizer, Pharmacia and Wyeth all were down, but healthcare services holding UnitedHealth managed to offset some of these losses with its good showing.

In our view, it is likely that we will have to see a sustained recovery in capital spending before we get any meaningful rally in the technology group. Valuations and investor sentiment are currently at an all-time low when it comes to technology stocks. Cisco, LSI Logic, United Microelectronics and ADC Telecommunications were the main drags on overall performance during the period, while Intuit was positive and Dell was relatively flat.

Recent Transactions
We felt it time to slowly take some money out of the consumer sector. Although the consumer has been largely responsible for the recent relative strength of the economy, we believe that the current level of outperformance by consumer/retail stocks is not sustainable. During the first half of the year, we sold Cendant, Clear Channel and Gemstar-TV Guide from this sector. In the technology sector, we eliminated our exposure to Agere and LSI Logic, while adding a position in Intuit.

                        See Notes to Financial Statements

Outlook

We believe the cloud of uncertainty stemming from the recent accounting and corporate fraud scandals will dissipate as soon as tougher criminal penalties and disclosure requirements are in place. While investor confidence has been understandably rattled an improving economy should translate into better corporate earnings that, in turn, should translate into higher stock prices since the disconnect between an improving economy and better earnings will not continue for long. Thus, in our view, this is an opportune time to buy quality growth stocks at very attractive prices, as we expect them to lead the way once the modest recovery now under way strengthens and proves its durability.

                           Sage Life Investment Trust
                Illustration of an Assumed Investment of $10,000
                            Sage All-Cap Growth Fund

The graph below compares the change in value of a $10,000 investment in the Sage All-Cap Growth Fund with the performance of the Russell 3000 Growth Index. The graph assumes that distributions are reinvested.

                            Sage All-Cap Growth Fund
                            Total Return Performance

                                    [GRAPH]

                                                                  Russell 3000
                               All-Cap Growth Fund                Growth Index
                             Sep-18-00             10,000.00        10,000.00
                                Sep-00             10,130.00         9,869.30
                                Dec-00              7,860.00         7,766.25
                                Mar-01              6,600.00         6,168.58
                                Jun-01              7,320.00         6,725.80
                                Sep-01              5,410.00         5,369.00
                                Dec-01              6,579.00         6,206.00
                                Mar-02              6,310.00         6,037.42
                                Jun-02              5,470.00         4,912.51

Past performance does not guarantee future results.

Average Annual Total Return for the Periods ended June 30, 2002

                                       Six Months Ended June 30, 2002    Since Inception *
Sage All-Cap Growth Fund                          -16.87%                     -28.74%
Russell 3000 Growth Index                         -20.84%                     -32.91%

 * Inception date September 18, 2000

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

                       See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                            S&P 500 Equity Index Fund
                                  June 30, 2002
                             Schedule of Investments
                                   (Unaudited)

                                                            Market
Shares                                                      Value
------                                                      -----
             COMMON STOCK - 99.9%
             Advertising - 0.2%
     287      Interpublic Group of Co., Inc ...........   $  7,106
     145      Omnicom Group, Inc ......................      6,641
      72      TMP Worldwide, Inc.* ....................      1,548
                                                          --------
                                                            15,295
                                                          --------
            Aerospace - 1.0%
     149      General Dynamics Corp ...................     15,846
      69      Goodrich Corp ...........................      1,885
     326      Lockheed Martin Corp ....................     22,657
      84      Northrop Grumman Corp ...................     10,500
     301      Raytheon Co .............................     12,266
     136      Rockwell Collins ........................      3,729
                                                          --------
                                                            66,883
                                                          --------
            Airlines - 0.1%
      98      AMR Corp.* ..............................      1,652
      77      Delta Air Lines, Inc ....................      1,540
                                                          --------
                                                             3,192
                                                          --------
            Automobiles - 0.9%
   1,328      Ford Motor Co ...........................     21,248
     407      General Motors Corp .....................     21,754
     229      Harley-Davidson, Inc ....................     11,741
      41      Navistar International Corp.* ...........      1,312
      82      Paccar, Inc .............................      3,640
                                                          --------
                                                            59,695
                                                          --------
            Auto Parts - 0.2%
     101      Dana Corp ...............................      1,847
     135      Genuine Parts Co ........................      4,708
     105      TRW, Inc ................................      5,964
     101      Visteon Corp ............................      1,434
                                                          --------
                                                            13,953
                                                          --------
            Banks - 6.5%
   1,141      Bank of America Corp ....................     80,281
     541      Bank of New York Co., Inc ...............     18,259
     872      Bank One Corp ...........................     33,555
   3,815      Citigroup, Inc ..........................    147,831
      90      First Tennessee National Corp ...........      3,447
     784      Fleet Boston Financial Corp .............     25,363
     189      Huntington Bancshares, Inc ..............      3,670
     178      Marshall & Ilsley Corp ..................      5,415
     342      Mellon Financial Corp ...................     10,749
     457      National City Corp ......................     15,195
     159      St. Paul Co., Inc .......................      6,188
     246      State Street Corp .......................     10,996
     217      Suntrust Banks, Inc .....................     14,695
   1,426      U.S. Bancorp ............................     33,297
     723      Washington Mutual, Inc ..................     26,831
      71      Zions Bancorp ...........................      3,699
                                                          --------
                                                           439,471
                                                          --------
            Beverages - 3.2%
     661      Anheuser-Busch Co., Inc .................     33,050
      49      Brown-Forman Corp .......................      3,383
   1,849      Coca-Cola Co ............................    103,544
     326      Coca-Cola Enterprises, Inc ..............      7,198
      25      Coors Co ................................      1,557
     209      Pepsi Bottling Group, Inc ...............      6,437
   1,303      Pepsico, Inc ............................     62,805
                                                          --------
                                                           217,974
                                                          --------
            Broadcasting - 1.4%
     438      Clear Channel Communications, Inc.* .....     14,025
     694      Comcast Corp.* ..........................     16,260
      36      Meredith Corp ...........................      1,381
     165      Univision Communications, Inc.* .........      5,181
   1,321      Viacom, Inc.* ...........................     58,613
                                                          --------
                                                            95,460
                                                          --------
            Building Materials - 0.4%
      41      Centex Corp .............................      2,369
      36      KB Home .................................      1,854
      79      Louisiana-Pacific Corp.* ................        836
     350      Masco Corp ..............................      9,489
      42      Pulte Homes, Inc ........................      2,414
     114      Sherwin-Williams Co .....................      3,412
      52      Snap-On, Inc ............................      1,558
      56      Stanley Works ...........................      2,297
      75      Vulcan Materials Co .....................      3,269
                                                          --------
                                                            27,498
                                                          --------
            Business Services - 0.4%
     802      Cendant Corp.* ..........................     12,736
     120      Cintas Corp .............................      5,928
     124      Convergys Corp.* ........................      2,416
     138      Fiserv, Inc.* ...........................      5,066
      63      Perkinelmer, Inc ........................        696
     135      Robert Half International, Inc.* ........      3,145
                                                          --------
                                                            29,987
                                                          --------
            Chemicals & Allied Products - 3.6%
     165      Air Products & Chemicals, Inc ...........      8,328
      47      Ashland, Inc ............................      1,903
   1,444      Bristol-Myers Squibb Co .................     37,111
     662      Dow Chemical Co .........................     22,760
     736      Du Pont, (E.I.) de Nemours & Co .........     32,678
      50      Eastman Chemical Co .....................      2,345
      84      Engelhard Corp ..........................      2,379
      30      Great Lakes Chemical Corp ...............        797
     324      Halliburton Co ..........................      5,165
      64      Hercules, Inc.* .........................        763
     969      Pharmacia Corp ..........................     36,289
   1,586      Philip Morris Co., Inc ..................     69,276

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                            S&P 500 Equity Index Fund
                                  June 30, 2002
                      Schedule of Investments - (Continued)
                                   (Unaudited)

                                                                    Market
  Shares                                                            Value
  ------                                                            -----
           Chemicals & Allied Products - Continued
     129     PPG Industries, Inc .............................    $  7,985
     170     Rohm & Haas Co ..................................       6,883
      48     Sigma Aldrich Corp ..............................       2,407
     130     UST, Inc ........................................       4,420
                                                                  --------
                                                                   241,489
                                                                  --------
           Clothing Chains - 0.1%
      97     Jones Apparel Group, Inc.* ......................       3,637
      72     Liz Claiborne, Inc ..............................       2,290
      86     V.F. Corp .......................................       3,372
                                                                  --------
                                                                     9,299
                                                                  --------
           Commercial Services - 1.1%
   3,300     AOL Time Warner, Inc.* ..........................      48,543
      45     Deluxe Corp .....................................       1,750
      90     Ecolab, Inc .....................................       4,161
      54     Fluor Corp ......................................       2,103
      62     International Game Technology* ..................       3,515
      55     McDermott International, Inc.* ..................         446
     294     Paychex, Inc ....................................       9,199
     109     Quintiles Transnational Corp.* ..................       1,361
      82     Waters Corp.* ...................................       2,190
                                                                  --------
                                                                    73,268
                                                                  --------
           Communication Information - 2.0%
     230     Alltel Corp .....................................      10,810
     217     Applied Micro Circuits Corp.* ...................       1,026
   2,789     AT&T Corp .......................................      29,842
   1,401     BellSouth Corp ..................................      44,132
     184     Broadcom Corp.* .................................       3,227
     226     Linear Technology Corp ..........................       7,103
     233     Maxim Integrated Products, Inc.* ................       8,931
     564     Qualcomm, Inc.* .................................      15,504
   1,204     Qwest Communication International, Inc.* ........       3,371
     325     Siebel Systems, Inc.* ...........................       4,622
     307     Veritas Software Corp.* .........................       6,076
                                                                  --------
                                                                   134,644
                                                                  --------
           Computer Industry - 6.1%
     182     Adobe Systems, Inc ..............................       5,187
     455     Automatic Data Processing, Inc ..................      19,815
     194     BMC Software, Inc.* .............................       3,220
     127     Computer Sciences Corp.* ........................       6,071
   1,944     Dell Computer Corp.* ............................      50,816
   1,674     EMC Corp.* ......................................      12,639
     365     Electronic Data Systems Corp ....................      13,560
     235     Gateway, Inc.* ..................................       1,043
     150     Intuit, Inc.* ...................................       7,458
      98     Lexmark International, Inc.* ....................       5,331
   4,014     Microsoft Corp.* ................................     219,566
   4,107     Oracle Corp.* ...................................      38,893
     122     Sabre Holdings Corp.* ...........................       4,368
   2,391     Sun Microsystems, Inc.* .........................      11,979
     204     Unisys Corp.* ...................................       1,836
     468     Yahoo!, Inc.* ...................................       6,908
                                                                  --------
                                                                   408,690
                                                                  --------
           Computer Software & Services - 1.3%
     157     Applera Corp ....................................       3,060
      56     Autodesk, Inc ...................................         742
     100     Ceridian Corp.* .................................       1,898
   5,460     Cisco Systems, Inc.* ............................      76,167
     128     Citrix Systems, Inc.* ...........................         773
      63     NCR Corp.* ......................................       2,196
     135     Rational Software Corp.* ........................       1,108
                                                                  --------
                                                                    85,944
                                                                  --------
           Conglomerates - 0.1%
     109     Textron, Inc ....................................       5,112
                                                                  --------
           Consumer Products - 3.0%
      38     Alberto Culver Co ...............................       1,817
      52     American Greetings Corp.* .......................         866
     179     Avon Products, Inc ..............................       9,351
      42     Bausch & Lomb, Inc ..............................       1,422
     240     Best Buy Co., Inc.* .............................       8,712
      52     Black & Decker Corp .............................       2,506
      63     Brunswick Corp.* ................................       1,764
     174     Clorox Co .......................................       7,195
     405     Colgate-Palmolive Co ............................      20,270
     234     Compuware Corp.* ................................       1,420
     635     Corning, Inc.* ..................................       2,254
     108     Fortune Brands, Inc .............................       6,042
     792     Gillette Co .....................................      26,825
     102     Goodyear Tire & Rubber Co .......................       1,909
      67     Grainger (W.W.), Inc ............................       3,357
     120     Hasbro, Inc .....................................       1,627
      63     International Flavors & Fragrances, Inc..........       2,047
     308     Mattel, Inc.* ...................................       6,471
      51     Maytag Corp .....................................       2,175
     189     Newell Rubbermaid, Inc ..........................       6,626
     965     Procter & Gamble Co .............................      86,175
      34     Tupperware Corp .................................         707
      48     Whirlpool Corp ..................................       3,137
                                                                  --------
                                                                   204,675
                                                                  --------
           Consumer Services - 4.6%
     301     Albertson's, Inc ................................       9,168
     250     Dollar General Corp .............................       4,758
      76     Donnelley R.R. & Sons Co ........................       2,094
     231     Fedex Corp ......................................      12,335
     199     Gannett Co., Inc ................................      15,104
     224     May Department Stores Co ........................       7,376
     124     New York Times Co ...............................       6,386
     215     Office Depot, Inc.* .............................       3,612

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                            S&P 500 Equity Index Fund
                                  June 30, 2002
                      Schedule of Investments - (Continued)
                                   (Unaudited)

                                                                    Market
 Shares                                                             Value
 ------                                                             -----

        Consumer Services - Continued
    238    Sears, Roebuck & Co ..................................  $ 12,923
    491    Sysco Corp ...........................................    13,365
    391    TJX Co., Inc .........................................     7,668
    158    Toys "R" Us, Inc.* ...................................     2,760
  3,297    Wal-Mart Stores, Inc .................................   181,368
  1,524    Walt Disney Co.* .....................................    28,804
                                                                   --------
                                                                    307,721
                                                                   --------

        Diversified Manufacturing - 1.4%
    293    3M Co ................................................    36,039
     54    American Standard Co., Inc.* .........................     4,055
    341    BB&T Corp ............................................    13,163
     61    Cooper Industries LTD ................................     2,397
     49    Crane Co .............................................     1,243
     47    Eaton Corp ...........................................     3,419
     61    ITT Industries, Inc ..................................     4,307
     57    Nucor Corp ...........................................     3,707
     85    Pall Corp ............................................     1,764
    129    Plum Creek Timber Co., Inc ...........................     3,947
    116    Thermo Electron Corp.* ...............................     1,914
  1,463    Tyco International Ltd ...............................    19,765
                                                                   --------
                                                                     95,720
                                                                   --------

        Educational Services - 0.1%
    124    Apollo Group, Inc.* ..................................     4,887
                                                                   --------

        Electric Services - 0.6%
     96    Ameren Corp ..........................................     4,129
    192    FirstEnergy Corp .....................................     6,409
    161    Nisource, Inc ........................................     3,515
    271    PG&E Corp.* ..........................................     4,848
     55    Pinnacle West Capital Corp ...........................     2,172
    110    PPL Corp .............................................     3,639
    105    Teco Energy, Inc .....................................     2,572
    197    TXU Corp .............................................    10,126
    341    Williams Co., Inc ....................................     2,043
                                                                   --------
                                                                     39,453
                                                                   --------

        Electric Machinery Equipment - 0.5%
    168    Deere & Co ...........................................     8,047
    319    Emerson Electric Co ..................................    17,070
    226    Network Appliance, Inc.* .............................     2,804
     82    Parker-Hannifin Corp .................................     3,919
     72    Tektronix, Inc.* .....................................     1,347
                                                                   --------
                                                                     33,187
                                                                   --------

        Electronics - 1.3%
    270    Advanced Mirco Devices, Inc.* ........................     2,624
    100    Agere Systems, Inc.* .................................       150
    287    Altera Corp.* ........................................     3,903
    139    American Power Conversion Corp.* .....................     1,756
    271    Analog Devices, Inc.* ................................     8,049
  1,201    Applied Materials, Inc.* .............................    22,843
    156    Jabil Circuit, Inc.* .................................     3,293
    132    KLA Tencor Corp.* ....................................     5,807
    266    LSI Logic Corp.* .....................................     2,327
    445    Micron Technology, Inc.* .............................     8,998
    135    Molex, Inc ...........................................     4,527
    100    Nvidia Corp.* ........................................     1,718
     83    QLogic Corp.* ........................................     3,162
    121    Rockwell International Corp ..........................     2,402
    367    Sanmina-SCI Corp.* ...................................     2,316
    549    Solectron Corp.* .....................................     3,376
    122    Teradyne, Inc.* ......................................     2,867
     34    Thomas & Betts Corp.* ................................       632
    256    Xilinx, Inc.* ........................................     5,742
                                                                   --------
                                                                     86,492
                                                                   --------

        Financial Services - 9.5%
    524    Allstate Corp ........................................    19,377
     81    Ambac Financial Group, Inc ...........................     5,459
    996    American Express Co ..................................    36,175
    264    AmSouth Bancorporation ...............................     5,908
     70    Bear Stearns Co., Inc ................................     4,273
    168    Capital One Financial Corp ...........................    10,256
  1,054    Charles Schwab Corp ..................................    11,805
    163    Charter One Financial, Inc ...........................     5,604
    129    Chubb Corp ...........................................     9,133
    128    Comerica, Inc ........................................     7,859
    394    Concord EFS, Inc.* ...................................    11,875
     87    Countrywide Credit Industries, Inc ...................     4,198
    115    Equifax, Inc .........................................     3,105
    744    Fannie Mae ...........................................    54,870
    437    Fifth Third Bancorp ..................................    29,126
    195    Franklin Resources, Inc ..............................     8,315
    519    Freddie Mac ..........................................    31,763
    118    Golden West Financial Corp ...........................     8,116
    131    H&R Block, Inc .......................................     6,046
    176    Hartford Financial Services Group, Inc ...............    10,467
    337    Household International, Inc .........................    16,749
    214    John Hancock Financial Services, Inc.* ...............     7,533
  1,471    J.P. Morgan Chase & Co ...............................    49,896
    304    KeyCorp ..............................................     8,299
    185    Lehman Brothers Holding, Inc .........................    11,566
    139    Loews Corp ...........................................     7,464
    110    MBIA, Inc ............................................     6,218
    625    MBNA Corp ............................................    20,669
    617    Merrill Lynch & Co ...................................    24,989
    823    Morgan Stanley Dean Witter & Co ......................    35,455
    170    Northern Trust Corp ..................................     7,490
    223    PNC Financial Services Group .........................    11,658
    182    Providian Financial Corp.* ...........................     1,070
    165    Regions Financial Corp ...............................     5,800

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                            S&P 500 Equity Index Fund
                                  June 30, 2002
                      Schedule of Investments - (Continued)
                                   (Unaudited)

                                                                Market
Shares                                                          Value
------                                                          -----
      Financial Services - Continued
  116     SLM Corp .........................................   $ 11,240
  265     Southtrust Corp ..................................      6,922
  159     Stilwell Financial, Inc ..........................      2,894
  217     Synovus Financial Corp ...........................      5,972
   94     T. Rowe Price Group, Inc .........................      3,091
   89     Torchmark Corp ...................................      3,400
  159     Union Planters Corp ..............................      5,147
1,016     Wachovia Corp ....................................     38,791
1,263     Wells Fargo & Co .................................     63,226
                                                               --------
                                                                639,269
                                                               --------
      Food - 1.7%
  456     Archer-Daniels-Midland Co ........................      5,832
  294     Campbell Soup Co .................................      8,132
  407     Conagra Foods, Inc ...............................     11,254
  282     General Mills, Inc ...............................     12,431
  260     Heinz (H.J.) Co ..................................     10,686
  104     Hershey Foods Corp ...............................      6,537
  301     Kellogg Co .......................................     10,794
  607     Sara Lee Corp ....................................     12,528
   89     Supervalue, Inc ..................................      2,183
  419     Unilever NV ......................................     27,151
  171     WM. Wrigley Jr. Co ...............................      9,465
                                                               --------
                                                                116,993
                                                               --------
      Gold & Mining - 0.3%
  399     Barrick Gold Corp ................................      7,577
  101     Freeport-McMoran Copper & Gold, Inc.* ............      1,803
  308     Newmont Mining Corp ..............................      8,109
  214     Placer Dome, Inc .................................      2,399
                                                               --------
                                                                 19,888
                                                               --------
      Health Care Services - 4.2%
  112     Aetna, Inc.* .....................................      5,373
  783     Amgen, Inc.* .....................................     32,792
  330     Cardinal Health, Inc .............................     20,265
  838     Eli Lilly & Co ...................................     47,263
  179     Health Management Associates, Inc.* ..............      3,607
  119     Humana, Inc.* ....................................      1,860
2,232     Johnson & Johnson ................................    116,644
   73     Manor Care, Inc.* ................................      1,679
  206     McKesson HBOC, Inc ...............................      6,736
  239     Tenet Healthcare Corp.* ..........................     17,100
  229     UnitedHealth Group, Inc ..........................     20,965
  108     Wellpoint Health Networks, Inc.* .................      8,404
                                                               --------
                                                                282,688
                                                               --------
      Home Furnishings Store - 0.1%
  139     Leggett & Platt, Inc .............................      3,253
                                                               --------
      Hotels - 0.3%
   79     Harrah's Entertainment, Inc.* ....................      3,503
  261     Hilton Hotels Corp ...............................      3,628
  180     Marriott International, Inc ......................      6,849
  165     Starwood Hotel & Resorts Worldwide, Inc ..........      5,427
                                                               --------
                                                                 19,407
                                                               --------
      Insurance - 3.8%
  211     Ace LTD ..........................................   $  6,668
  396     Aflac, Inc .......................................     12,672
1,943     American International Group, Inc ................    132,571
  206     Aon Corp .........................................      6,073
  107     Cigna Corp .......................................     10,424
  133     Cincinnati Financial Corp ........................      6,188
  200     Conseco, Inc.* ...................................        400
  391     Delphi Automotive Systems Corp ...................      5,161
  114     Jefferson-Pilot Corp .............................      5,383
  146     Lincoln National Corp ............................      6,132
  202     Marsh & McLennan Co., Inc ........................     19,513
  533     MetLife, Inc.* ...................................     15,350
   78     MGIC Investment Corp .............................      5,288
  167     Progressive Corp .................................      9,661
  102     Safeco Corp ......................................      3,151
  188     Unumprovident Corp ...............................      4,785
  101     XL Capital Ltd ...................................      8,555
                                                               --------
                                                                257,975
                                                               --------
      Machinery - 0.3%
  254     Caterpillar, Inc .................................     12,433
  122     Ingersoll-Rand Co ................................      5,571
                                                               --------
                                                                 18,004
                                                               --------
      Manufacturing Industries - 1.2%
  245     Alcan, Inc .......................................      9,193
  622     Alcoa, Inc .......................................     20,619
   47     Allegheny Technologies, Inc ......................        745
   38     Ball Corp ........................................      1,576
   43     Cooper Tire & Rubber Co ..........................        884
   38     Cummins, Inc .....................................      1,258
  105     Danaher Corp .....................................      6,967
  151     Dover Corp .......................................      5,285
  224     Eastman Kodak Co .................................      6,534
  233     Illinois Tool Works, Inc .........................     16,058
  120     Inco Ltd.* .......................................      2,721
   64     Johnson Controls, Inc ............................      5,223
   37     Millipore Corp.* .................................      1,183
   71     Phelps Dodge Corp.* ..............................      2,925
   81     United States Steel Corp .........................      1,611
   51     Worthington Industries, Inc ......................        923
                                                               --------
                                                                 83,705
                                                               --------
      Medical Equipment & Supplies - 1.9%
   35     Bard (C.R.), Inc .................................      1,980
  433     Baxter International, Inc.* ......................     19,242
  208     Becton, Dickson & Co .............................      7,166
  201     Biomet, Inc.* ....................................      5,451
  321     Boston Scientific Corp.* .........................      9,412
  146     Genzyme Corp.* ...................................      2,809
  222     Guidant Corp.* ...................................      6,711

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                            S&P 500 Equity Index Fund
                                  June 30, 2002
                      Schedule of Investments - (Continued)
                                   (Unaudited)

                                                               Market
Shares                                                         Value
------                                                         -----
       Medical Equipment & Supplies - Continued
  379    HCA, Inc ..........................................  $ 18,002
  278    HealthSouth Corp.* ................................     3,556
  903    Medtronic, Inc ....................................    38,694
   72    St. Jude Medical, Inc.* ...........................     5,324
  141    Stryker Corp.* ....................................     7,545
  150    Zimmer Holdings, Inc.* ............................     5,349
                                                              --------
                                                               131,241
                                                              --------

       Office & Business Equipment - 0.1%
   56    Mercury Interactive Corp.* ........................     1,286
  195    Pitney Bowes, Inc .................................     7,745
                                                              --------
                                                                 9,031
                                                              --------

       Oil & Gas - 7.7%
  196    Anadarko Petroleum Corp ...........................     9,663
  100    Apache Corp .......................................     5,748
  256    Baker Hughes, Inc .................................     8,522
  115    BJ Services Co.* ..................................     3,896
  146    Burlington Resources, Inc .........................     5,548
  795    ChevronTexaco Corp ................................    70,357
  463    Conoco, Inc .......................................    12,871
  117    Devon Energy Corp .................................     5,766
  379    El Paso Corp ......................................     7,811
   86    EOG Resources, Inc ................................     3,414
5,026    Exxon Mobil Corp ..................................   205,664
   70    Kerr-McGee Corp ...................................     3,749
  107    Keyspan Corp ......................................     4,029
  216    Marathon Oil Corp .................................     5,858
   98    Nabors Industries, Inc.* ..........................     3,445
   34    Nicor, Inc ........................................     1,555
   93    Noble Corp.* ......................................     3,590
  278    Occidental Petroleum Corp .........................     8,337
   21    Peoples Energy Corp ...............................       768
  291    Phillips Petroleum Co .............................    17,134
  123    Praxair, Inc ......................................     7,007
   70    Rowan Co., Inc ....................................     1,502
1,581    Royal Dutch Petroleum Co ..........................    87,382
  423    Schlumberger Ltd ..................................    19,670
   53    Sunoco, Inc .......................................     1,888
  238    Transocean Sedco Forex, Inc .......................     7,414
  187    Unocal Corp .......................................     6,908
                                                              --------
                                                               519,496
                                                              --------

       Paper & Allied Products - 1.6%
   91    Avery Dennison Corp ...............................     5,710
   36    Bemis Co., Inc ....................................     1,710
   45    Boise Cascade Corp ................................     1,554
   66    Dow Jones & Co., Inc ..............................     3,198
  178    Georgia-Pacific Group .............................     4,375
  368    International Paper Co ............................    16,037
  385    Kimberly-Clark Corp ...............................    23,870
   59    Knight-Ridder, Inc ................................     3,714
  147    McGraw-Hill Co., Inc ..............................     8,776
  154    Meadwestavco Corp .................................     5,168
  121    Moody's Corp ......................................     6,020
  108    Pactiv Corp.* .....................................     2,560
   54    Sealed Air Corp.* .................................     2,175
   34    Temple Inland, Inc ................................     1,967
  233    Tribune Co ........................................    10,135
  163    Weyerhauser Co ....................................    10,408
                                                              --------
                                                               107,377
                                                              --------

       Pharmaceuticals - 6.3%
1,160    Abbott Laboratories ...............................    43,674
   94    Allergan, Inc .....................................     6,275
   78    Amerisourcebergen Corp ............................     5,928
  112    Biogen, Inc.* .....................................     4,640
  139    Chiron Corp.* .....................................     4,907
  133    Forest Laboratories, Inc.* ........................     9,416
  389    Immunex Corp.* ....................................     8,690
  230    IMS Health, Inc ...................................     4,128
  208    King Pharmaceuticals, Inc.* .......................     4,628
  173    Medimmune, Inc.* ..................................     4,567
1,679    Merck & Co ........................................    85,025
4,628    Pfizer, Inc .......................................   161,980
1,099    Schering-Plough Corp ..............................    27,035
   70    Watson Pharmaceuticals, Inc.* .....................     1,769
  983    Wyeth .............................................    50,330
                                                              --------
                                                               422,992
                                                              --------

       Railroads - 0.2%
  156    CSX Corp ..........................................     5,431
  269    Norfolk Southern Corp .............................     6,289
                                                              --------
                                                                11,720
                                                              --------

       Real Estate - 0.3%
  316    Equity Office Properties Trust ....................     9,512
  196    Equity Residential Properties Trust ...............     5,635
  100    Simon Property Group, Inc .........................     3,685
                                                              --------
                                                                18,832
                                                              --------

       Restaurants - 0.7%
  126    Darden Restaurants, Inc ...........................     3,112
  965    McDonald's Corp.* .................................    27,454
  292    Starbucks Corp.* ..................................     7,256
   69    Wendy's International, Inc ........................     2,749
  224    YUM! Brands, Inc.* ................................     6,552
                                                              --------
                                                                47,123
                                                              --------

       Retail - 4.3%
   80    Autozone, Inc.* ...................................     6,184
  217    Bed, Bath & Beyond, Inc.* .........................     8,189
   73    Big Lots, Inc.* ...................................     1,437
  183    Circuit City Stores ...............................     3,431
  334    Costco Wholesale Corp.* ...........................    12,899
  307    CVS Corp ..........................................     9,394

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                            S&P 500 Equity Index Fund
                                  June 30, 2002
                      Schedule of Investments - (Continued)
                                   (Unaudited)

                                                                Market
Shares                                                          Value
------                                                          -----
     Retail - Continued
   49    Dillard's, Inc                                        $  1,288
  120    Family Dollar Stores, Inc                                4,230
  142    Federated Department Stores, Inc.*                       5,637
  656    Gap, Inc                                                 9,315
1,745    Home Depot, Inc                                         64,094
  187    J.C. Penney Co., Inc                                     4,118
  246    Kohl's Corp.*                                           17,240
  591    Kroger Co.*                                             11,761
  412    Limited, Inc                                             8,776
  581    Lowe's Co                                               26,377
  204    Nike, Inc. Class B                                      10,945
   91    Nordstrom, Inc                                           2,061
  127    Radioshack Corp.*                                        3,818
   30    Reebok International, Ltd.*                                885
  358    Safeway, Inc.*                                          10,450
  355    Staples, Inc.*                                           6,993
  678    Target Corp                                             25,181
  103    Tiffany & Co                                             3,626
  767    Walgreen Co                                             29,629
  101    Winn-Dixie Stores, Inc                                   1,575
                                                               --------
                                                                289,533
                                                               --------
     Semiconductors - 0.1%
  112    Novellus System, Inc.*                                   3,808
  115    PMC-Sierra, Inc.*                                        1,066
                                                               --------
                                                                  4,874
                                                               --------
     Technology - 8.8%
  345    Agilent Technologies, Inc.*                              8,239
  256    Apple Computer, Inc.*                                    4,536
  614    Boeing Co                                               27,630
  432    Computer Associates International, Inc.                  6,865
  560    First Data Corp                                         21,090
7,365    General Electric Co                                    213,953
2,253    Hewlett-Packard Co                                      34,426
4,955    Intel Corp                                              90,528
1,269    International Business Machines Corp                    91,368
1,631    Motorola, Inc                                           23,519
  124    National Semiconductor Corp.*                            3,617
2,905    Nortel Networks Corp.*                                   4,212
  185    Novell, Inc.*                                              594
  434    Palm, Inc.*                                                764
  192    Parametric Technology Corp.*                               687
  214    PeopleSoft, Inc.*                                        3,184
  326    Tellabs, Inc.*                                           2,060
1,297    Texas Instruments, Inc                                  30,739
  347    United Technologies Corp                                23,561
  563    Xerox Corp.*                                             3,924
                                                               --------
                                                                595,496
                                                               --------
     Telecommunications - 0.8%
  533    ADC Telecommunications, Inc.*                            1,221
   59    Andrew Corp.*                                              845
2,067    AT&T Wireless Group.*                                   12,092
  213    Avaya, Inc.*                                             1,054
  105    CenturyTel, Inc                                          3,097
  229    Cienna Corp.*                                              960
  191    Citizens Communications Co.*                             1,597
  133    Comverse Tecnology, Inc.*                                1,232
  178    Dominion Resources, Inc                                 11,744
  881    JDS Uniphase Corp.*                                      2,370
2,628    Lucent Technologies, Inc.*                               4,362
  603    Nextel Communications, Inc. Class A.*                    1,936

  103    Scientific Atlanta, Inc                                  1,694
  657    Sprint Corp                                              6,971
  740    Sprint PCS Corp.*                                        3,308
  178    Symbol Technologies, Inc                                 1,513
   97    Vitesse Semiconductor Corp.*                               307
                                                               --------
                                                                 56,303
                                                               --------
     Transportation - 0.6%
  287    Burlington Northern Santa Fe Corp                        8,610
  433    Carnival Corp                                           11,990
   55    Ryder Systems, Inc                                       1,490
  570    Southwest Airlines Co                                    9,211
  188    Union Pacific Corp                                      11,897
                                                               --------
                                                                 43,198
                                                               --------
     Transportation Equipment - 0.3%
  597    Honeywell International, Inc                            21,032
                                                               --------
     Utilities - 4.5%
  332    AES Corp.*                                               1,799
   93    Allegheny Energy, Inc                                    2,395
   73    Amerada Hess Corp                                        6,023
  232    American Electric Power Co                               9,285
  256    Calpine Corp.*                                           1,800
  130    Cinergy Corp                                             4,679
   92    CMS Energy Corp                                          1,010
  163    Consolidated Edison, Inc                                 6,805
  116    Constellation Energy Group, Inc                          3,403
  123    DTE Energy Co                                            5,491
  607    Duke Energy Corp                                        18,878
  217    Dynegy, Inc                                              1,562
  230    Edison International.*                                   3,910
  178    Entergy Corp                                             7,554
  248    Exelon Corp                                             12,970
  131    FPL Group, Inc                                           7,859
  107    Kinder Morgan, Inc                                       4,068
  322    Mirant Corp.*                                            2,351
   70    Power-One, Inc.*                                           435
  163    Progress Energy, Inc                                     8,478
  158    Public Service Enterprise Group, Inc                     6,841
  234    Reliant Energy, Inc                                      3,955
2,495    SBC Communications, Inc                                 76,098
  148    Sempra Energy                                            3,275
  513    Southern Co                                             14,056
2,020    Verizon Communications, Inc                             81,103
  273    Xcel Energy, Inc                                         4,578
                                                               --------
                                                                300,661
                                                               --------
     Waste Management - 0.2%
  141    Allied Waste Industries, Inc.*                           1,369
  458    Waste Management, Inc.*                                 11,931
                                                               --------
                                                                 13,300
                                                               --------

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                            S&P 500 Equity Index Fund
                                  June 30, 2002
                      Schedule of Investments - (Continued)
                                   (Unaudited)

                                                                      Market
Shares                                                                Value
------                                                                -----
         Total Investments - 99.9%
          (Cost $7,681,350) ....................................    6,733,380

         Cash & Other Assets, Net
          of Liabilities - 0.1% ................................       10,077
                                                                 ------------

         NET ASSETS - 100.0% ...................................  $ 6,743,457
                                                                 ============

         Cost for Federal income tax purposes is $7,681,350
         and net unrealized depreciation consists of:
           Gross unrealized appreciation                          $   207,855
           Gross unrealized depreciation                           (1,155,825)
                                                                 ------------
           Net unrealized depreciation                            $  (947,970)
                                                                 ============

   * Non-income producing security for the six months ended June 30, 2002.

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                                Money Market Fund
                                  June 30, 2002
                             Schedule of Investments
                                   (Unaudited)

    Par                                                Maturity        Market
   (000)                                      Rate *     Date          Value
   -----                                      ------     ----          -----

        COMMERCIAL PAPER - 84.6%
        Athletic Apparel - 3.5%
 $  400   Nike, Inc ......................... 1.74%    07/22/02    $   399,555
                                                                   ------------
        Beverages - 3.9%

    450   Coca-Cola Co ...................... 1.74%    07/09/02    $   449,782
                                                                   ------------

        Financial Banks & Services - 43.8%
    258   AIG Funding, Inc .................. 1.75%    07/08/02        257,887
    180   American Express Credit Corp ...... 1.76%    07/12/02        179,886
    150   American General Corp ............. 1.76%    07/09/02        149,927
    308   Caterpillar Financial Services
          Corp .............................. 1.75%    07/15/02        307,760
    563   Fayette Funding LP ................ 1.80%    07/22/02        562,353
    355   General Electric Capital Corp ..... 1.78%    07/24/02        354,561
    150   General Electric Capital Corp ..... 1.75%    08/07/02        149,716
    450   Goldman Sachs Group, Inc .......... 1.80%    07/02/02        449,933
    400   Household Finance Corp ............ 1.76%    07/11/02        399,765
    250   Merrill Lynch & Co ................ 1.71%    07/26/02        249,679
    213   Merrill Lynch & Co ................ 1.84%    12/11/02        211,204
    510   Salomon Smith Barney
          Holdings .......................... 1.77%    09/04/02        508,320
    200   Svenska Handelsbank, Inc .......... 1.80%    08/16/02        199,520
    145   Svenska Handelsbank, Inc .......... 1.94%    11/27/02        143,820
    398   Verizon Network Funding ........... 1.79%    07/23/02        397,525
    474   Wisconsin Electric Fuel Co ........ 1.90%    07/29/02        473,249
                                                                   ------------
                                                                     4,995,105
                                                                   ------------

        Food - 3.1%
    348   Golden Peanut Co .................. 1.75%    07/22/02        347,611
                                                                   ------------

        Multimedia - 3.4%
    384   McGraw-Hill Co's .................. 2.18%    09/24/02        381,977
                                                                   ------------

        Oil & Gas - 5.4%
    445   ChevronTexaco Corp ................ 1.75%    07/10/02        444,762
    174   Wisconsin Gas Co .................. 1.77%    07/12/02        173,889
                                                                   ------------
                                                                       618,651
                                                                   ------------

        Special Purpose Entity - 10.9%
    272   BMW US Capital Corp ............... 1.75%    07/08/02        271,881
    150   Cooper Association Tractor
          Dealers, Inc ...................... 1.82%    07/02/02        149,977
    375   Cooper Association Tractor
          Dealers, Inc ...................... 1.85%    07/17/02        374,653
    450   Dealers Capital Access Corp ....... 1.81%    07/01/02        449,955
                                                                   ------------
                                                                     1,246,466
                                                                   ------------

        Utilities - 10.6%
 $  213   Duke Energy Corp .................. 2.00%    07/01/02     $  212,976
    250   South Carolina Electric & Gas ..... 1.78%    07/16/02        249,790
    250   South Carolina Electric & Gas ..... 1.80%    07/26/02        249,663
    500   Wisconsin Electric Power Co ....... 1.75%    07/08/02        499,781
                                                                   ------------
                                                                     1,212,210
                                                                   ------------

       Total Commercial Paper
            (Cost $9,651,357) ...............                        9,651,357
                                                                   ------------

        U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.6%
    360   FHLMC ............................. 1.80%    07/19/02        359,640
    100   FHLMC ............................. 1.95%    10/11/02         99,437
    500   FNMA .............................. 1.90%    07/26/02        499,288
    435   FNMA .............................. 1.82%    07/31/02        434,296
    385   FNMA .............................. 1.92%    08/28/02        383,768
                                                                   ------------
           (Cost $1,776,429) ................                        1,776,429
                                                                   ------------

           TOTAL INVESTMENTS - 100.2%
           (Cost $11,427,786**) ..................................  11,427,786
                                                                   ------------

           Liabilities, Net of Cash & Investments - (0.2%) .......     (24,544)
                                                                   ------------

           NET ASSETS - 100.0% ................................... $11,403,242
                                                                   ============

    * Rate displayed is yield at time of purchase.
   ** Aggregate cost for Federal income tax purposes.

   FHLMC - Federal Home Loan Mortgage Corp.
   FNMA - Federal National Mortgage Association

                        See Notes to Financial statements

                           SAGE LIFE INVESTMENT TRUST
                              Nasdaq-100 Index Fund
                                  June 30, 2002
                             Schedule of Investments
                                   (Unaudited)

                                                                 Market
Shares                                                           Value
------                                                           -----
         COMMON STOCK - 99.9%
         Advertising - 0.3%
     247   TMP Worldwide, Inc.* ............................     $  5,311
                                                                 --------

         Auto Manufacturers - 0.7%
     268   Paccar, Inc .....................................       11,897
                                                                 --------

         Business Services - 2.5%
     494   Fiserv, Inc.* ...................................       18,135
     737   Paychex, Inc ....................................       23,060
                                                                 --------
                                                                   41,195
                                                                 --------

         Computer Hardware - 4.2%
   1,022   Apple Computer, Inc.* ...........................       18,110
   1,972   Dell Computer Corp.* ............................       51,548
                                                                 --------
                                                                   69,658
                                                                 --------

         Computer Software & Services - 26.7%
     482   Adobe Systems, Inc ..............................       13,737
     771   BEA Systems, Inc.* ..............................        7,255
   5,400   Cisco Sytems, Inc.* .............................       75,330
     462   Citrix Systems, Inc.* ...........................        2,791
     478   Compuware Corp.* ................................        2,902
     288   Electronic Arts, Inc.* ..........................       19,022
     551   Intuit, Inc.* ...................................       27,396
     183   Mercury Interactive Corp.* ......................        4,202
   3,850   Microsoft Corp.* ................................      210,595
   4,730   Oracle Corp.* ...................................       44,793
     906   PeopleSoft, Inc.* ...............................       13,481
     421   Rational Software Corp.* ........................        3,456
   1,146   Siebel Systems, Inc.* ...........................       16,296
                                                                 --------
                                                                  441,256
                                                                 --------

         Computer Systems - 1.4%
     491   Brocade Communications Systems, Inc.* ...........        8,583
   2,930   Sun Microsystems, Inc.* .........................       14,679
                                                                 --------
                                                                   23,262
                                                                 --------

         Containers & Packaging - 0.5%
     496   Smurfit-Stone Container Corp.* ..................        7,648
                                                                 --------
         Data Systems Management - 1.0%
     864   Veritas Software Corp.* .........................       17,099
                                                                 --------

         Educational Services - 0.9%
     362   Apollo Group, Inc.* .............................       14,266
                                                                 --------

         Electronics - 5.7%
   1,123   Altera Corp.* ...................................     $ 15,273
     720   Applied Micro Circuits Corp.* ...................        3,406
     369   Broadcom Corp.* .................................        6,472
     585   Conexant Systems, Inc.* .........................          948
   1,151   Flextronics International Ltd.* .................        8,207
     900   Gemstar-TV Guide International, Inc.* ...........        4,851
     879   Linear Technology Corp ..........................       27,627
     203   Molex, Inc ......................................        6,806
     341   Nvidia Corp.* ...................................        5,858
   1,157   Sanmina-SCI Corp.* ..............................        7,301
     145   Synopsys, Inc.* .................................        7,947
                                                                 --------
                                                                   94,696
                                                                 --------

         Financial Services - 2.3%
   1,189   Concord EFS, Inc.* ..............................       35,836
     939   I2 Technologies, Inc.* ..........................        1,390
                                                                 --------
                                                                   37,226
                                                                 --------

         Health Care Services - 3.0%
   1,000   Amgen, Inc.* ....................................       41,880
     146   Express Scripts, Inc.* ..........................        7,316
                                                                 --------
                                                                   49,196
                                                                 --------

         Index Tracking Stock - 4.1%
   2,582   Nasdaq 100 Shares* ..............................       67,313
                                                                 --------

         Internet Software - 2.4%
     493   Check Point Software Technologies Ltd.* .........        6,685
     440   Juniper Networks, Inc.* .........................        2,486
     718   Network Appliance, Inc.* ........................        8,910
     308   Symantec Corp.* .................................       10,118
     457   VeriSign, Inc.* .................................        3,286
     594   Yahoo!, Inc.* ...................................        8,767
                                                                 --------
                                                                   40,252
                                                                 --------

         Medical Equipment & Supplies - 3.4%
     745   Biomet, Inc.* ...................................       20,204
     549   Chiron Corp.* ...................................       19,380
     266   Cytyc Corp.* ....................................        2,027
     552   Genzyme Corp.* ..................................       10,620
     103   Invitrogen Corp.* ...............................        3,297
                                                                 --------
                                                                   55,528
                                                                 --------
         Office & Business Equipment - 0.8%
     646   Staples, Inc.* ..................................       12,726
                                                                 --------

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                              Nasdaq-100 Index Fund
                                  June 30, 2002
                      Schedule of Investments - (Continued)
                                   (Unaudited)

                                                              Market
Shares                                                        Value
------                                                        -----
      Pharmaceuticals - 7.2%
   170   Abgenix, Inc.* ............................          $     1,681
   143   Andrx Group.* .............................                3,857
   377   Biogen, Inc.* .............................               15,619
   104   Cephalon, Inc.* ...........................                4,701
   395   Gilead Sciences, Inc.* ....................               12,988
   264   Human Genome Sciences, Inc.* ..............                3,538
   121   ICOS Corp.* ...............................                2,052
   344   IDEC Pharmaceuticals Corp.* ...............               12,195
   156   ImClone Systems, Inc.* ....................                1,356
 1,564   Immunex Corp.* ............................               34,940
   550   Medimmune, Inc.* ..........................               14,520
   637   Millennium Pharmaceuticals, Inc.* .........                7,740
   175   Protein Design Labs, Inc.* ................                1,900
   175   Seperacor, Inc.* ..........................                1,671
                                                              -----------
                                                                  118,758
                                                              -----------

      Restaurants - 1.7%
 1,109   Starbucks Corp.* ..........................               27,559
                                                              -----------

      Retail - 7.4%
   514   Amazon.com, Inc.* .........................                8,353
   810   Bed, Bath & Beyond, Inc.* .................               30,569
   184   CDW Computers Centers, Inc.* ..............                8,613
   422   Cintas Corp ...............................               20,847
   494   Costco Wholesale Corp.* ...................               19,078
   227   Dollar Tree Stores, Inc.* .................                8,946
   432   eBay, Inc.*                                               26,620
                                                              -----------
                                                                  123,026
                                                              -----------

      Semiconductors - 15.0%
 1,758   Applied Materials, Inc.* ..................               33,437
   724   Atmel Corp.* ..............................                4,532
   206   Integrated Device Technology, Inc.* .......                3,737
 4,835   Intel Corp ................................               88,335
 2,962   JDS Uniphase Corp.* .......................                7,968
   473   KLA Tencor Corp.* .........................               20,807
   935   Maxim Integrated Products, Inc.* ..........               35,839
   344   Microchip Technology, Inc.* ...............                9,436
   303   Novellus System, Inc.* ....................               10,302
   379   PMC-Sierra, Inc.* .........................                3,513
   196   QLogic Corp.* .............................                7,468
   205   Skyworks Solutions, Inc.* .................                1,140
   450   Vitesse Semiconductor Corp.* ..............                1,422
   923   Xilinx, Inc.* .............................               20,703
                                                              -----------
                                                                  248,639
                                                              -----------

      Telecommunications - 8.7%
 2,055   ADC Telecommunications, Inc.* .............          $     4,706
   634   Charter Communications, Inc.* .............                2,587
   809   Ciena Corp.* ..............................                3,390
   929   Comcast Corp.* ............................               21,766
   401   Comverse Technology, Inc.* ................                3,713
   516   Echostar Communications Corp.* ............                9,577
 2,073   Nextel Communications, Inc.* ..............                6,654
   419   PanAmSat Corp.* ...........................                9,469
 1,918   Qualcomm, Inc.* ...........................               52,726
   395   RF Micro Devices, Inc.* ...................                3,010
 1,895   Telefonaktiebolaget LM Ericsson* ..........                2,729
   485   Tellabs, Inc.* ............................                3,065
   826   USA Interactive* ..........................               19,370
 2,207   WorldCom, Inc.-WorldCom Group* ............                  419
                                                              -----------
                                                                  143,181
                                                              -----------

         TOTAL INVESTMENTS - 99.9%
         (Cost $2,404,609) .........................            1,649,692
                                                              -----------

         Cash & Other Assets, Net of
         Liabilities - 0.1% ........................                2,225
                                                              -----------

         NET ASSETS - 100.0% .......................          $ 1,651,917
                                                              ===========

         Cost for Federal income tax purposes is $2,404,609
         and net unrealized depreciation consists of:
            Gross unrealized depreciation                     $    29,066
            Gross unrealized depreciation                        (783,983)
                                                              -----------
            Net unrealized depreciation                       $  (754,917)
                                                              ===========

* Non-income producing security for the six months ended June 30, 2002.

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                               All-Cap Growth Fund
                                  June 30, 2002
                             Schedule of Investments
                                   (Unaudited)

                                                                  Market
 Shares                                                           Value
 ------                                                           -----
         COMMON STOCK - 78.0%
         Beverage - 1.9%
    700    Anheuser-Busch Co., Inc ............................  $ 35,000
                                                                 --------

         Broadcasting - 1.3%
    150    Gannett Co., Inc ...................................    11,385
  1,300    Liberty Media Corp.* ...............................    13,000
                                                                 --------
                                                                   24,385
                                                                 --------

         Business Services - 2.2%
    300    Concord EFS, Inc.* .................................     9,042
    225    Fiserv, Inc.* ......................................     8,260
  1,350    Plexus Corp.* ......................................    24,435
                                                                 --------
                                                                   41,737
                                                                 --------

         Computer Hardware - 1.3%
    950    Dell Computer Corp.* ...............................    24,833
                                                                 --------

         Computer Software & Services - 14.7%
    900    Activision, Inc.* ..................................    26,154
    650    Cadence Design System, Inc.* .......................    10,478
  3,750    Cisco Systems, Inc.* ...............................    52,313
    350    Electronic Arts, Inc.* .............................    23,117
    550    Intuit, Inc.* ......................................    27,346
  2,300    Microsoft Corp.* ...................................   125,810
    500    Sungard Data Systems, Inc.* ........................    13,240
                                                                 --------
                                                                  278,458
                                                                 --------

         Consumer Products - 1.8%
    700    Cintas Corp ........................................    34,580
                                                                 --------

         Electronics - 1.9%
  4,200    Crown Castle International Corp.* ..................    16,506
    800    Flextronic International Ltd.* .....................     5,704
  1,000    Sanmina-SCI Corp.* .................................     6,310
  1,300    Solectron Corp.* ...................................     7,995
                                                                 --------
                                                                   36,515
                                                                 --------

         Entertainment - 2.7%
    950    Carnival Corp ......................................    26,306
  1,250    Royal Caribbean Cruises Ltd ........................    24,375
                                                                 --------
                                                                   50,681
                                                                 --------

         Financial Services - 8.7%
    650    American Express Co ................................    23,608
  1,450    Citigroup, Inc .....................................    56,187
    450    Freddie Mac ........................................    27,540
    400    Goldman Sachs Group, Inc ...........................    29,340
    450    Lehman Brothers Holdings, Inc ......................    28,134
                                                                 --------
                                                                  164,809
                                                                 --------

                                                                  Market
 Shares                                                           Value
 ------                                                           -----
         Health Care Services - 3.4%
    700    UnitedHealth Group, Inc ............................  $ 64,085
                                                                 --------

         Internet Software - 0.7%
  6,750    Vignette Corp.* ....................................    13,297
                                                                 --------

         Medical Equipment & Supplies - 1.1%
    250    Genzyme Corp.* .....................................     4,810
    350    Medtronic, Inc .....................................    14,997
                                                                 --------
                                                                   19,807
                                                                 --------

         Oil & Gas - 1.9%
    950    Noble Corp.* .......................................    36,670
                                                                 --------

         Pharmaceuticals - 14.1%
    250    Biogen, Inc.* ......................................    10,358
    850    Bristol-Myers Squibb Co ............................    21,845
    150    Forest Laboratories, Inc.* .........................    10,620
    350    Gilead Sciences, Inc.* .............................    11,508
    400    Icos Corp.* ........................................     6,784
    400    King Pharmaceuticals, Inc.* ........................     8,900
    800    Merck & Co., Inc ...................................    40,512
  1,400    Pfizer, Inc ........................................    49,000
    800    Pharmacia Corp ..................... ...............    29,960
  1,750    Shire Pharmaceuticals Group Plc-ADR* ...............    45,167
    600    Wyeth ..............................................    30,720
                                                                 --------
                                                                  265,374
                                                                 --------

         Restaurants - 0.8%
    600    Starbucks Corp.* ...................................    14,910
                                                                 --------

         Retail - 8.0%
    950    Costco Wholesale Corp.* ............................    36,689
    850    Home Depot, Inc ....................................    31,221
    750    Lowe's Co., Inc ....................................    34,050
    900    Wal-Mart Stores, Inc ...............................    49,509
                                                                 --------
                                                                  151,469
                                                                 --------

         Semiconductors - 7.3%
  1,950    Globespan Virata, Inc.* ............................     7,547
  1,750    National Semiconductor Corp.* ......................    51,047
  2,640    Taiwan Semiconductor Mftg Co. Ltd. ADR* ............    34,320
  5,900    United Microelectronics Corp. ADR* .................    43,365
    500    Vitesse Semiconductor Corp.* .......................     1,580
                                                                 --------
                                                                  137,859
                                                                 --------

                      See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                               All-Cap Growth Fund
                                  June 30, 2002
                             Schedule of Investments
                                   (Unaudited)

                                                                    Market
 Shares                                                             Value
 ------                                                             -----
         Telecommunications - 3.0%
 10,700      ADC Telecommunications, Inc.* .....................  $   24,503
    500      Comcast Corp.* ....................................      11,715
    500      Cox Communications, Inc.* .........................      13,775
  1,500      Sprint Corp.* .....................................       6,705
                                                                  ----------
                                                                      56,698
                                                                  ----------
          Transportation - 1.2%
    600      CNF, Inc ..........................................      22,788
                                                                  ----------
             TOTAL INVESTMENTS - 78.0%
             (Cost $1,770,576) .................................   1,473,955
                                                                  ----------

             Cash & Other Assets, Net of Liabilities - 22.0% ...     415,999
                                                                  ----------

             NET ASSETS - 100.0% ...............................  $1,889,954
                                                                  ==========

             Cost for Federal income tax purposes is $1,770,576
             and net unrealized depreciation consists of:
                 Gross unrealized appreciation                    $   55,191
                 Gross unrealized depreciation                      (351,812)
                                                                  ----------
                 Net unrealized depreciation                      $ (296,621)
                                                                  ==========

* Non-income producing security for the six months ended June 30, 2002.

ADR - American Depository Receipt

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                      Statements of Assets and Liabilities
                                  June 30, 2002
                                   (Unaudited)

                                                            S&P 500 Equity   Money Market  Nasdaq-100 Index  All-Cap Growth
                                                               Index Fund        Fund           Fund             Fund
                                                            --------------   ------------  ----------------  --------------
Assets:
Investments (Note 1):
     At identified cost ..................................   $  7,681,350    $ 11,427,786    $  2,404,609     $  1,770,576
                                                             ============    ============    ============     ============

     At value ............................................   $  6,733,380    $ 11,427,786    $  1,649,692     $  1,473,955
Cash .....................................................              -             868           5,187          419,029
Receivables:
     Receivable from securities sold .....................         21,338               -               -                -
     Dividends and interest ..............................          7,920               3              23              612
Other assets .............................................          1,913           2,167             413              369
                                                             ------------    ------------    ------------     ------------
        Total Assets .....................................      6,764,551      11,430,824       1,655,315        1,893,965
                                                             ------------    ------------    ------------     ------------

Liabilities:
Cash overdraft ...........................................          9,084               -               -                -
Payables:
     Distribution Payable ................................              -           9,895               -                -
     Payable to Advisor ..................................            562           1,878             541            1,009
Other liabilities ........................................         11,448          15,809           2,857            3,002
                                                             ------------    ------------    ------------     ------------
        Total Liabilities ................................         21,094          27,582           3,398            4,011
                                                             ------------    ------------    ------------     ------------

Net Assets ...............................................   $  6,743,457    $ 11,403,242    $  1,651,917     $  1,889,954
                                                             ============    ============    ============     ============


Net Assets consist of:
Paid-in capital ..........................................   $  8,326,972    $ 11,403,397    $  2,999,731     $  2,565,708
Undistributed net investment income / (loss) .............         31,772               4          (6,776)          (4,053)
Accumulated net realized loss on investments .............       (667,317)           (159)       (586,121)        (375,080)
Net unrealized depreciation on investments ...............       (947,970)              -        (754,917)        (296,621)
                                                             ------------    ------------    ------------     ------------

Total Net Assets .........................................   $  6,743,457    $ 11,403,242    $  1,651,917     $  1,889,954
                                                             ============    ============    ============     ============

Shares of beneficial interest outstanding ................        880,473      11,403,397         564,382          345,746
                                                             ============    ============    ============     ============


Net Asset Value, offering price and redemption
   price per share .......................................   $       7.66    $       1.00    $       2.93     $       5.47
                                                             ============    ============    ============     ============

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                            Statements of Operations
                                  June 30, 2002
                                   (Unaudited)

                                                                  S&P 500 Equity   Money Market     Nasdaq-100     All-Cap Growth
                                                                    Index Fund         Fund         Index Fund         Fund
                                                                  --------------   ------------     -----------    --------------
Investment Income:
    Dividends ..................................................    $    50,653               -     $       562      $     4,070
    Interest ...................................................            511     $    86,355             178            1,793
    Foreign withholding tax ....................................              -               -               -              (70)
                                                                    -----------     -----------     -----------      -----------
       Total investment income .................................         51,164          86,355             740            5,793
                                                                    -----------     -----------     -----------      -----------

Expenses:
    Investment advisory fees (Note 2) ..........................         19,392          30,633           7,516            9,846
    Audit expense ..............................................         11,594          15,441           2,909            2,948
    Trustees' fees and expenses ................................          4,039           5,222           1,001              990
    Insurance expense ..........................................          1,174           1,304             231              219
                                                                    -----------     -----------     -----------      -----------
       Total expenses ..........................................         36,199          52,600          11,657           14,003

    Waiver/reimbursement of investment advisory
       fees (Note 2) ...........................................        (16,807)        (21,967)         (4,141)          (4,157)
                                                                    -----------     -----------     -----------      -----------
    Net expenses ...............................................         19,392          30,633           7,516            9,846
                                                                    -----------     -----------     -----------      -----------
    Net investment income / (loss) .............................         31,772          55,722          (6,776)          (4,053)
                                                                    -----------     -----------     -----------      -----------

Realized and Unrealized Loss on Investments
    Net realized loss on investments ...........................       (632,397)             (9)       (388,977)        (123,400)
    Net change in unrealized depreciation of investments .......       (559,763)              -        (361,219)        (211,585)
                                                                    -----------     -----------     -----------      -----------
    Net realized and unrealized loss on investments ............     (1,192,160)             (9)       (750,196)        (334,985)
                                                                    -----------     -----------     -----------      -----------

Net Increase (Decrease) in Net Assets Resulting
    from Operations ............................................    ($1,160,388)    $    55,713       ($756,972)       ($339,038)
                                                                    ===========     ===========     ===========      ===========

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                       Statements of Changes in Net Assets

                                                                     S&P 500 Equity Index Fund              Money Market Fund
                                                                   -----------------------------      -----------------------------

                                                                   Six Months                         Six Months
                                                                   Ended June       Year Ended        Ended June         Year Ended
                                                                    30, 2002       December 31,        30, 2002         December 31,
                                                                   (Unaudited)          2001          (Unaudited)           2001
                                                                  ===========      ============       ===========       ============
Operations:
   Net investment income ...................................     $     31,772      $     43,057      $     55,722      $    178,792
   Net realized gain (loss) on investments .................         (632,397)            5,209                (9)             (146)
   Net change in unrealized appreciation/
    (depreciation) of investments ..........................         (559,763)         (617,389)                -                 -
                                                                 ------------      ------------      ------------      ------------
   Net increase (decrease) in net assets
    resulting from operations ..............................       (1,160,388)         (569,123)           55,713           178,646
                                                                 ------------      ------------      ------------      ------------
Distributions to shareholders from:
   Net investment income ...................................                -           (43,005)          (55,722)         (178,788)
   Net realized gain on investments ........................                -           (42,473)                -                 -
                                                                 ------------      ------------      ------------      ------------
   Total Distributions .....................................                -           (85,478)          (55,722)         (178,788)
                                                                 ------------      ------------      ------------      ------------
Capital Share Transactions:
   Shares sold .............................................        4,863,572         4,267,566        13,200,398        64,894,088
   Shares issued in reinvestment of
    dividends & distributions ..............................                -            85,478            53,354           174,813
   Shares redeemed .........................................       (4,993,260)         (366,803)       (9,465,395)      (60,348,299)
                                                                 ------------      ------------      ------------      ------------
   Net increase (decrease) in net assets resulting
    from capital share transactions ........................         (129,688)        3,986,241         3,788,357         4,720,602
                                                                 ------------      ------------      ------------      ------------

   Net increase (decrease) in net assets ...................       (1,290,076)        3,331,640         3,788,348         4,720,460
                                                                 ------------      ------------      ------------      ------------
NET ASSETS:
   Net assets at beginning of period .......................        8,033,533         4,701,893         7,614,894         2,894,434
                                                                 ------------      ------------      ------------      ------------
   Net assets at end of period .............................     $  6,743,457      $  8,033,533      $ 11,403,242      $  7,614,894
                                                                 ============      ============      ============      ============

Transactions in Capital Shares:
   Shares sold .............................................          566,845           472,589         13,200,39        64,894,088
   Shares issued in reinvestment of
    dividends & distributions ..............................                -             9,456            53,354           174,813
   Shares redeemed .........................................         (585,427)          (40,044)       (9,465,395)      (60,348,299)
                                                                 ------------      ------------      ------------      ------------

   Net increase (decrease) in capital shares ...............          (18,582)          442,001         3,788,357         4,720,602
                                                                 ============      ============      ============      ============
                                                                       Nasdaq-100 Index Fund                All-Cap Growth Fund
                                                                  -----------------------------       ------------------------------
                                                                   Six Months                         Six Months
                                                                   Ended June       Year Ended         Ended June       Year Ended
                                                                    30, 2002       December 31,         30, 2002        December 31,
                                                                  (Unaudited)          2001           (Unaudited)           2001
                                                                  ===========      ============       ===========       ============
Operations:
   Net investment income ...................................          ($6,776)          ($5,843)          ($4,053)          ($3,680)
   Net realized gain (loss) on investments .................         (388,977)         (175,072)         (123,400)         (141,946)
   Net change in unrealized appreciation/
    (depreciation) of investments ..........................         (361,219)          (60,304)         (211,585)           20,482
                                                                 ------------      ------------      ------------      ------------
   Net increase (decrease) in net assets
    resulting from operations ..............................         (756,972)         (241,219)         (339,038)         (125,144)
                                                                 ------------      ------------      ------------      ------------
Distributions to shareholders from:
   Net investment income ...................................                -                 -                 -                 -
   Net realized gain on investments ........................                -                 -                 -                 -
                                                                 ------------      ------------      ------------      ------------
   Total Distributions .....................................                -                 -                 -                 -
                                                                 ------------      ------------      ------------      ------------

Capital Share Transactions:
   Shares sold .............................................        1,494,636         1,092,410         1,073,389           714,679
   Shares issued in reinvestment of
    dividends & distributions ..............................                -                 -                 -                 -
   Shares redeemed .........................................         (471,422)         (161,876)          (63,122)         (181,633)
                                                                 ------------      ------------      ------------      ------------
   Net increase (decrease) in net assets resulting
    from capital share transactions ........................        1,023,214           930,534         1,010,267           533,046
                                                                 ------------      ------------      ------------      ------------

   Net increase (decrease) in net assets ...................          266,242           689,315           671,229           407,902
                                                                 ------------      ------------      ------------      ------------

NET ASSETS:
   Net assets at beginning of period .......................        1,385,675           696,360         1,218,725           810,823
                                                                 ------------      ------------      ------------      ------------
   Net assets at end of period .............................     $  1,651,917      $  1,385,675      $  1,889,954      $  1,218,725
                                                                 ============      ============      ============      ============

Transactions in Capital Shares:
   Shares sold .............................................          375,640           244,028           171,392           109,102
   Shares issued in reinvestment of
    dividends & distributions ..............................                -                 -                 -                 -
   Shares redeemed .........................................         (127,049)          (34,790)          (10,904)          (27,029)
                                                                 ------------      ------------      ------------      ------------

   Net increase (decrease) in capital shares ...............          248,591           209,238           160,488            82,073
                                                                 ============      ============      ============      ============

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                              Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.

                                                                    S&P 500 Equity Index Fund
                                                  -----------------------------------------------------------

                                                    Six Months                                     Period
                                                    Ended June     Year Ended     Year Ended        Ended
                                                     30, 2002       December       December       December
                                                   (Unaudited)      31, 2001       31, 2000     31, 1999 (1)
                                                  =============   ============   ============  ==============
Net Asset Value, Beginning of Period ...........    $   8.94       $  10.29       $  11.76       $  10.00
                                                  -------------   ------------   ------------  --------------

Operations:
   Net investment income .......................        0.04           0.05           0.07           0.08
   Net realized and unrealized gain (loss) on
    investments ................................       (1.32)         (1.30)         (1.10)          1.79
                                                  -------------   ------------   ------------  --------------
   Total from Investment Operations ............       (1.28)         (1.25)         (1.03)          1.87
                                                  -------------   ------------   ------------  --------------

Distributions to shareholders from:
   Net investment income .......................           -          (0.05)         (0.07)         (0.08)
   Net realized gain on investments ............           -          (0.05)         (0.37)         (0.03)
                                                  -------------   ------------   ------------  --------------
   Total Distributions .........................        0.00          (0.10)         (0.44)         (0.11)
                                                  -------------   ------------   ------------  --------------

Net Asset Value, End of Period .................    $   7.66       $   8.94       $  10.29       $  11.76
                                                  =============   ============   ============  ==============

Total Return** .................................      (14.32%)       (12.22%)        (8.81%)        18.72%

Ratios/Supplemental Data:
   Net Assets, end of period (in 000's) ........       6,743       $  8,034       $  4,702       $  5,967
   Ratio of Net Investment Income to
    Average Net Assets:
    Before waiver/reimbursement of investment
     advisory fees .............................        0.42%*         0.10%          0.27%          0.66%*
    After waiver/reimbursement of investment
     advisory fees .............................        0.90%*         0.81%          0.62%          0.83%*

   Ratio of Expenses to Average Net Assets:
    Before waiver/reimbursement of investment
     advisory fees .............................        1.03%*         1.26%          0.90%          0.72%*
    After waiver/reimbursement of investment
     advisory fees .............................        0.55%*         0.55%          0.55%          0.55%*

Portfolio Turnover .............................          57%             8%             5%             3%

                                                                      Money Market Fund
                                                  -----------------------------------------------------------

                                                    Six Months                                     Period
                                                    Ended June    Year Ended     Year Ended         Ended
                                                    30, 2002       December       December        December
                                                   (Unaudited)     31, 2001       31, 2000      31, 1999 (1)
                                                  =============  ============   ============   ==============
Net Asset Value, Beginning of Period ...........    $   1.00       $   1.00       $   1.00       $   1.00
                                                  -------------   ------------   ------------  --------------

Operations:
   Net investment income .......................        0.01           0.03           0.06           0.04
   Net realized and unrealized gain (loss) on
    investments ................................           -              -              -              -
                                                  -------------  ------------   ------------   --------------
   Total from Investment Operations ............        0.01           0.03           0.06           0.04
                                                  -------------  ------------   ------------   --------------

Distributions to shareholders from:
   Net investment income .......................       (0.01)         (0.03)         (0.06)         (0.04)
   Net realized gain on investments ............           -              -              -              -
                                                  -------------  ------------   ------------   --------------
   Total Distributions .........................       (0.01)         (0.03)         (0.06)         (0.04)
                                                  -------------  ------------   ------------   --------------

Net Asset Value, End of Period .................    $   1.00       $   1.00       $   1.00       $   1.00
                                                  =============  ============   ============   ==============

Total Return** .................................        0.59%          3.42%          5.94%          4.03%

Ratios/Supplemental Data:
   Net Assets, end of period (in 000's) ........    $ 11,403       $  7,615       $  2,894       $  2,086
   Ratio of Net Investment Income to
    Average Net Assets:
    Before waiver/reimbursement of investment
     advisory fees .............................        0.71%*         2.48%          5.45%          4.43%*
    After waiver/reimbursement of investment
     advisory fees .............................        1.18%*         3.13%          5.80%          4.60%*

   Ratio of Expenses to Average Net Assets:
    Before waiver/reimbursement of investment
     advisory fees .............................        1.12%*         1.30%          1.00%          0.82%*
    After waiver/reimbursement of investment
     advisory fees .............................        0.65%*         0.65%          0.65%          0.65%*

Portfolio Turnover .............................         N/A            N/A            N/A            N/A

(1) Commenced operations on February 19, 1999.
    *  Ratios have been annualized.
    ** Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                              Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.

                                                                Nasdaq-100 Index Fund                   All-Cap Growth Fund
                                                        -------------------------------------  -------------------------------------

                                                        Six Months                             Six Months
                                                        Ended June   Year Ended  Period Ended  Ended June   Year Ended  Period Ended
                                                         30, 2002   December 31, December 31,   30, 2002   December 31, December 31,
                                                        (Unaudited)     2001       2000 (2)    (Unaudited)     2001       2000 (2)
                                                        =========== ============ ============  =========== ============ ============
Net Asset Value, Beginning of Period .................... $  4.39     $  6.54      $ 10.00       $  6.58     $  7.86      $ 10.00
                                                          -------     -------      -------       -------     -------      -------

Operations:
   Net investment income ................................   (0.01)      (0.01)       (0.02)        (0.01)      (0.02)       (0.01)
   Net realized and unrealized gain (loss)
     on investments .....................................   (1.45)      (2.14)       (3.44)        (1.10)      (1.26)       (2.13)
                                                          -------     -------      -------       -------     -------      -------
   Total from Investment Operations .....................   (1.46)      (2.15)       (3.46)        (1.11)      (1.28)       (2.14)
                                                          -------     -------      -------       -------     -------      -------

Distributions to shareholders from:
   Net investment income ................................       -           -            -             -           -            -
   Net realized gain on investments .....................       -           -            -             -           -            -
                                                          -------     -------      -------       -------     -------      -------
   Total Distributions ..................................    0.00        0.00         0.00          0.00        0.00         0.00
                                                          -------     -------      -------       -------     -------      -------

Net Asset Value, End of Period .......................... $  2.93     $  4.39      $  6.54       $  5.47     $  6.58      $  7.86
                                                          =======     =======      =======       =======     =======      =======

Total Return** ..........................................  (33.26%)    (32.87%)     (34.60%)      (16.87%)    (16.30%)     (21.40%)

Ratios/Supplemental Data:
   Net Assets, end of period (in 000's) ................. $ 1,652     $ 1,386      $   696       $ 1,890     $ 1,219      $   811
   Ratio of Net Investment Income to Average Net
   Assets:
     Before waiver/reimbursement of
        investment advisory fees ........................   (1.24%)*    (1.31%)      (0.82%)*      (0.92%)*    (1.09%)      (0.51%)*
     After waiver/reimbursement of
        investment advisory fees ........................   (0.77%)*    (0.75%)      (0.72%)*      (0.46%)*    (0.41%)      (0.28%)*

  Ratio of Expenses to Average Net Assets:
     Before waiver/reimbursement of
        investment advisory fees ........................    1.32%*      1.41%        0.95%*        1.56%*      1.78%        1.33%*
     After waiver/reimbursement of
        investment advisory fees ........................    0.85%*      0.85%        0.85%*        1.10%*      1.10%        1.10%*

  Portfolio Turnover ....................................      31%         30%          12%           27%         64%          90%

(2) Commenced operations on September 18, 2000.
    *  Ratios have been annualized.
    ** Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                        See Notes to Financial Statements

                           SAGE LIFE INVESTMENT TRUST
                          Notes to Financial Statements
                                  June 30, 2002
                                   (Unaudited)

1. Summary of Significant Accounting Policies

The Sage Life Investment Trust (the "Trust") was organized as a Delaware business trust on January 9, 1998 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, no-load, open-end management investment company.

The Trust is a "series type" which issues separate series of shares, each of which represents a separate diversified portfolio of investments. The Trust is currently composed of four series: S&P 500 Equity Index Fund ("S&P 500 Fund"), Nasdaq-100 Index Fund ("Nasdaq-100 Fund" and together with the S&P 500 Fund, the "Index Funds"), All-Cap Growth Fund ("All Cap Fund" and together with the Index Funds, the "Equity Funds"), and the Money Market Fund (together with the Equity Funds, the "Funds" and each individually, a "Fund"). The S&P 500 Fund and the Money Market Fund commenced investment operations on February 19, 1999. The Nasdaq-100 Fund and All-Cap Fund commenced investment operations on September 18, 2000.

Shares of the Funds are available to separate accounts funding certain variable annuity and variable life insurance contracts issued by various insurance companies and to various pension and profit-sharing plans. On March 21, 2002 the Board of Trustees approved revised investment policies for the Equity Funds pursuant to Rule 35d-1 under the 1940 Act which requires registered investment companies to invest at least 80% (rather than 65%) of their assets in a particular type of investment or industry as suggested by their name.

The S&P 500 Fund will invest at least 80% of its assets in the stocks of companies included in the S&P 500, selected on the basis of computer-generated statistical data. The Fund generally intends to allocate its investments among common stock in approximately the same proportions as they are represented in the S&P 500. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the S&P 500.

The Nasdaq-100 Fund will invest at least 80% of its assets in the stocks of companies included in the Nasdaq-100, selected on the basis of computer-generated statistical data. The Nasdaq-100 is a modified capitalization weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq. All companies listed on the Nasdaq-100 have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.

The All-Cap Growth Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets in a diversified portfolio of common stocks of companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams; and high profit margins.

The investment adviser of the All-Cap Growth Fund will implement this strategy generally by investing at least 80% of its assets in the common stock of companies with market capitalizations greater than $2 billion. The Fund may also invest in the stocks of some companies with market capitalizations as low as $100 million. Thus, while the Fund primarily will own mid-cap and large-cap stocks, the Fund may have some representation from small market capitalization companies as well. Generally, at least 65% of the Fund's common stock assets will consist of stocks of U.S. companies.

                           SAGE LIFE INVESTMENT TRUST
                   Notes to Financial Statements - (Continued)
                                  June 30, 2002
                                   (Unaudited)

The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. The Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances and commercial paper. The Fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements. The Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. An investment in the Fund is not guaranteed.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Valuation: The Equity Fund's investments, which are traded on recognized domestic or foreign exchanges or for which price quotations are available, are valued each business day on the basis of market valuations furnished by an independent pricing service approved by the Board of Trustees. Securities are valued based on the closing price of the security traded on that exchange. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

The Money Market Fund's investments are valued on the basis of amortized cost under the guidance of the Board of Trustees, based on their determination that this constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Foreign currency: The equity funds may enter into foreign currency contracts. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) on investments.

                           SAGE LIFE INVESTMENT TRUST
                   Notes to Financial Statements - (Continued)
                                  June 30, 2002
                                   (Unaudited)

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Futures Contracts: The Equity Funds may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Index Funds' investments in financial futures contracts are designed to closely replicate the benchmark index used by the Funds. Risks arise from possible illiquidity of the futures market and from movements in security values. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options: The Equity Funds may also purchase and write call and put options on financial index futures contracts. When a Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently "marked-to-market" to reflect the current market value of the option written. The premium paid by a Fund for the purchase of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The Funds are subject to the risk of an imperfect correlation between movement in the price of the instrument and the price of the underlying security or transaction. Risks may also arise due to illiquid secondary markets for the instruments.

Federal Income Taxes: Each Fund is a separate entity for federal income tax purposes. No provisions for federal income taxes have been made since each Fund has complied and intends to continue to comply with provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, federal income taxes.

Capital Loss Carryforwards: At December 31, 2001, the following Funds had, for federal income tax purposes, capital loss carryforwards to offset future net realized capital gains:

                                         Losses         Losses
                                        Deferred       Deferred
                                      Expiring in    Expiring in
                                          2008           2009
                                      -----------    -----------
Money Market Fund ..................   $        4    $      146
NASDAQ-100 Index Fund ..............        3,348        20,657
All-Cap Growth Fund ................       43,022       203,247

                           SAGE LIFE INVESTMENT TRUST
                   Notes to Financial Statements - (Continued)
                                  June 30, 2002
                                   (Unaudited)

Post-October Losses: For the year ended December 31, 2001, the Funds deferred to January 1, 2002, post-October losses as follows:

                                             Post-October
                                                Loss
                                            --------------
S&P 500 Equity Index Fund ................       $ 13,156
NASDAQ-100 Index Fund ....................         57,377
All-Cap Growth Fund ......................            167

Securities Transactions and Investment Income: Investment transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Fund identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

Repurchase Agreements: The Funds may enter into repurchase agreements with a bank, broker-dealer, or other financial institution, which are secured by obligations of the U.S. government. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of collateral may be subject to certain costs, losses, or delays.

Dividends and Distributions to Shareholders: Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. The Equity Funds distribute capital gains and income dividends at least annually and the Money Market Fund declares income dividends daily and pays them monthly. All dividends and capital gains distributions paid by a Fund will be automatically reinvested, at net asset value, in that respective Fund.

Income dividends and capital gain distributions of the Funds are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. This may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Permanent differences in recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Risks Associated with Foreign Securities: The risks of investing in foreign securities include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions (the possible seizure or nationalization of foreign holdings). In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in these countries.

                           SAGE LIFE INVESTMENT TRUST
                   Notes to Financial Statements - (Continued)
                                  June 30, 2002
                                   (Unaudited)

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions. This may create substantial delays and settlement failures that could adversely affect a Fund's performance.

Adverse political, economic, or social developments in the countries in which the Fund has invested could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

None of the Funds had directly invested in foreign securities for the six months ended June 30, 2002.

2. Investment Advisory Fees and Other Transactions With Affiliates

Sage Advisors, Inc. ("Sage"), a wholly-owned subsidiary of Sage Insurance Group, Inc., is the investment manager of the Funds. In connection with its role as investment manager of the Funds, Sage pays all the Funds' expenses, except brokerage fees, expenses of the non-interested Trustees (including Fund counsel fees), audit fees, and extraordinary expenses. As compensation for services rendered, the Funds pay Sage a monthly fee based on a percentage of the average daily net assets of each Fund at the following annual rates: S&P 500 Fund - 0.55%; Nasdaq-100 Fund - 0.85%; All-Cap Fund - 1.10%; Money Market Fund - 0.65%.

Sage has contractually agreed to limit the expenses of the Funds until May 1, 2003. With this limitation the Fund's total expenses are limited to : S&P 500 Fund - 0.55%; Nasdaq-100 Fund - 0.85%; All-Cap Fund - 1.10%; Money Market Fund -0.65%. During the six months ended June 30, 2002, Sage waived its fees by the percentages that follow: S&P 500 Fund - 0.23%; Nasdaq-100 Fund - 0.23%; All-Cap Fund - 0.23%; Money Market Fund - 0.23%. In dollar terms, during the six months ended June 30, 2002, Sage reimbursed the Funds by the following amounts: S&P 500 Fund - $16,807; Nasdaq-100 Fund - $4,141; All-Cap Fund - $4,157; Money Market Fund - $21,967.

Sage has retained the services of SSgA Funds Management to serve as the investment adviser to the Index Funds, Eagle Asset Management to serve as adviser to the All-Cap Fund, and Conning Asset Manangement Co. to serve as the investment adviser to the Money Market Fund. These three entities together are the "Sub-Advisers." As compensation for the Sub-Adviser's services and the related expenses they incur with respect to each Fund, Sage pays the applicable Sub-Adviser a monthly fee (quarterly with respect to the Money Market Fund) based on a percentage of the average daily net assets of the Funds as follows:

S&P 500 Fund: 0.05% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management with a minimum annual fee of $50,000.

                           SAGE LIFE INVESTMENT TRUST
                   Notes to Financial Statements - (Continued)
                                  June 30, 2002
                                   (Unaudited)

Nasdaq-100 Fund: 0.10% of assets with no minimum annual fee.

All-Cap Fund: 0.45% of the first $50 million of assets under management, 0.40% of the next $250 million of assets under management, and 0.30% on amounts in excess of $300 million of assets under management.

Money Market Fund: 0.15% of the first $100 million of assets under management, 0.10% of the next $200 million of assets under management, and 0.075% on amounts in excess of $300 million of assets under management.

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended June 30, 2002 were as follows:

                                         Purchases         Sales
                                      -------------    -------------
S&P 500 Fund .......................   $ 3,953,957      $ 4,037,824
Nasdaq-100 Fund ....................     1,535,509          532,756
All-Cap Fund .......................     1,062,157          371,458

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SAGE LIFE INVESTMENT TRUST

Customer Service Center
P.O. Box 290680
Wethersfield, CT 06129-0680

PHONE: 877-TEL-SAGE
       (877-835-7243)

FAX:   877-FAX-SAGE
       (877-329-7243)

E-MAIL: service@sageusa.com

Visit us at www.sageusa.com

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